Exhibit 99.3
Execution Version

Second Amendment to Note Purchase Agreement

This Second Amendment to Note Purchase Agreement (this “Second Amendment”) dated as of May 27, 2020 is between South Jersey Industries, Inc., a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this Second Amendment (collectively, the “Required Holders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated as of April 25, 2018 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (a) $90,000,000 aggregate principal amount of its 3.18% Senior Notes, Series 2018A, due 2021 the (“Series A Notes”), (b) $80,000,000 aggregate principal amount of its 3.82% Senior Notes, Series 2018B, due 2028 (“Series B Notes”), and (c) $80,000,000 aggregate principal amount of its 3.92% Senior Notes, Series 2018C, due 2030 (“Series C Notes” and collectively with the Series A Notes and the Series B Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and the Required Holders have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.           Amendments to Note Purchase Agreement.

Section 1.1.  Section 10.4(m) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“(m)   Liens on the property of (i) South Jersey Gas pursuant to the SJG Mortgage; (ii) Elizabethtown Gas pursuant to the Elizabethtown Mortgage; and (iii) any other Regulated Utility Subsidiary of the Company pursuant to a Subsidiary Mortgage, which Liens shall provide collateral for amounts due under securities issued thereunder (or notes related to the SJG Mortgage); so long as in each case the securities are issued in accordance with limitations of the SJG Mortgage, the Elizabethtown Mortgage, or the applicable Subsidiary Mortgage; and”

Section 1.2.  The following shall be and hereby is added as a new Section 22.9 to the Note Purchase Agreement:

“Section 22.9. Priority Indebtedness.  The Notes and all obligations of the Company under this Agreement shall constitute “Priority Indebtedness” under the Company’s Subordinated Indenture dated as of April 23, 2018, as amended, with U.S. Bank National Association, as Trustee, pursuant to which the Company issued its $200,000,000 5.625% Junior Subordinated Notes due 2079.”

Section 1.3.  The following definitions shall be and hereby are added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Elizabethtown Gas’ means Elizabethtown Gas Company, a New Jersey corporation.”

“Elizabethtown Mortgage” means that certain First Mortgage Indenture, dated as of July 2, 2018, between Elizabethtown Gas and Wilmington Trust, National Association, as Trustee, as amended, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof.

“Regulated Utility Subsidiary” means a Subsidiary whose rates and services are regulated by the applicable board of public utilities, utilities commission, utility regulatory commission, public utilities commission,  public service commission or similar governing body that regulates the rates and services of public utilities within its jurisdiction.

“Subsidiary Mortgage” means any mortgage indenture of any Regulated Utility Subsidiary of the Company securing only the assets of such Regulated Utility Subsidiary, provided that, the Company will own, at all times, directly or indirectly, 100% of the Capital Stock having voting rights of such Regulated Utility Subsidiary.”

Section 2.            Representations and Warranties of the Company.

Section 2.1.      To induce the Required Holders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the holders of the outstanding Notes (the “Noteholders”) that:

(a)     this Second Amendment has been duly authorized, executed and delivered by it, and this Second Amendment and the Note Purchase Agreement as amended by this Second Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)     the execution, delivery and performance by the Company of this Second Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected; and

(c)     as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

Section 3.            Conditions to Effectiveness of This Second Amendment.

Section 3.1.      This Second Amendment shall not become effective until, and shall become effective when:

(a)     executed counterparts of this Second Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)     the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary; and

(c)      the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this Second Amendment, to the extent invoiced at least one Business Day in advance of the date hereof.

Section 4.            Miscellaneous.

Section 4.1.    This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 4.3.      The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

* * * * *

Section 4.5.     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Industries, Inc.

By	/s/ Cielo Hernandez
Name: Cielo Hernandez
Title: Senior Vice President & Chief Financial Officer

Accepted as of the date first written above.

Brighthouse Life Insurance Company
by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ John Wills
Name: John Wills
Title: Authorized Signatory

We acknowledge that we hold $39,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Farmers New World Life Insurance Company
by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ John Wills
Name: John Wills
Title: Authorized Signatory

We acknowledge that we hold $2,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Transatlantic Reinsurance Company
by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ John Wills
Name: John Wills
Title: Authorized Signatory

We acknowledge that we hold $3,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above.

Zurich American Insurance Company
by MetLife Investment Advisors, LLC, Its Investment Manager
Pension and Savings Committee,
On Behalf of The Zurich American Insurance Company Master Retirement Trust
by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ John Wills
Name: John Wills
Title: Authorized Signatory

We acknowledge that Zurich American Insurance Company holds $3,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Zurich American Insurance Company Master Retirement Trust holds $1,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

The Northwestern Mutual Life Insurance Company

By: Northwestern Mutual Investment Management Company, LLC, its investment adviser

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Managing Director

We acknowledge that we hold $20,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $19,200,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Its Authorized Representative

We acknowledge that we hold $800,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above.

Pacific Life Insurance Company

By	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Assistant Vice President

We acknowledge that we hold $9,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $8,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above.

American Equity Investment Life Insurance Company

By	/s/ Sasha Kamper
Name: Sasha Kamper
Title: Authorized Signatory

We acknowledge that we hold $9,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $8,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Colonial Life & Accident Insurance Company
By: Provident Investment Management, LLC
Its: Agent

By	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

We acknowledge that we hold $8,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Provident Life and Accident Insurance Company
By: Provident Investment Management, LLC
Its: Agent

By	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

We acknowledge that we hold $9,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Thrivent Financial for Lutherans

By:	/s/ Christopher Patton
Name: Christopher Patton
Title: Managing Director

We acknowledge that we hold $7,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $7,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Transamerica Life Insurance Company

By: AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
Name: Frederick B. Howard
Title: Vice President

We acknowledge that we hold $7,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $4,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Minnesota Life Insurance Company
Gleaner Life Insurance Society
Blue Cross and Blue Shield of Florida, Inc.
UnitedHealthcare Insurance Company
Dearborn Life Insurance Company (f/k/a Dearborn National Life Insurance Company)
Catholic United Financial
Western Fraternal Life Association

By: Securian Asset Management, Inc.

By:	/s/ Jennifer L. Wolf
Name: Jennifer L. Wolf
Title: Vice President

We acknowledge that Blue Cross and Blue Shield of Florida, Inc. holds $1,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that UnitedHealthcare Insurance Company holds $750,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Western Fraternal Life Association holds $250,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Minnesota Life Insurance Company holds $5,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that Minnesota Life Insurance Company holds $3,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

We acknowledge that Gleaner Life Insurance Society holds $575,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

We acknowledge that Dearborn Life Insurance Company (f/k/a Dearborn National Life Insurance Company) holds $325,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

We acknowledge that Catholic United Financial holds $100,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Connecticut General Life Insurance Company

By: Cigna Investments, Inc. (authorized agent)

By:	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Life Insurance Company of North America

By: Cigna Investments, Inc. (authorized agent)

By:	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $6,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $1,500,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Cigna Health and Life Insurance Company

By:	Cigna Investments, Inc. (authorized agent)

By:	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $500,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

The Guardian Life Insurance Company of America

By:	/s/ Adam Gossett
Name: Adam Gossett
Title: Director

We acknowledge that we hold $8,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Ameritas Life Insurance Corp.
Ameritas Life Insurance Corp. of New York
By: Ameritas Investment Partners Inc., as Agent

By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

We acknowledge that Ameritas Life Insurance Corp. holds $4,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

We acknowledge that Ameritas Life Insurance Corp. of New York holds $1,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above.

CMFG Life Insurance Company

By:	MEMBERS Capital Advisors, Inc.
acting as Investment Advisor

By:	/s/ Jason Micks
Name: Jason Micks
Title: Managing Director, Investments

We acknowledge that we hold $2,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that we hold $3,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Protective Life Insurance Company
Pennsylvania Professional Liability Joint Underwriting Association
Securian Casualty Company
Rural Mutual Insurance Company
Michigan Professional Insurance Exchange

By: Asset Allocation and Management LLC

By:	/s/ John Schaefer
Name: John Schaefer
Title: CEO

We acknowledge that Protective Life Insurance Company holds $2,495,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Pennsylvania Professional Liability Joint Underwriting Association holds $1,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Rural Mutual Insurance Company holds $350,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Michigan Professional Insurance Exchange holds $155,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above

Southern Farm Bureau Life Insurance Company

By:	/s/ David Divine
Name: David Divine
Its: Director – Securities Management

We acknowledge that we hold $2,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

South Jersey Industries, Inc.
Second Amendment to 2018 Note Purchase Agreement